Risks	12 Months Ended
Dec. 31, 2024
Risks
Risks

25Risks

Foreign exchange risk

The Group transacts business globally and is subject to risks associated with fluctuating foreign exchange rates. The geographic areas outside of the Eurozone to which it sells its products and services are generally not considered to be highly inflationary. In the years ended December 31, 2024, 2023 and 2022, 36%, 34% and 39% of our revenue, respectively, were derived from sales in a currency different from the euro. Receivables denominated in a foreign currency are initially recorded at the exchange rate at the transaction date and subsequently re-measured in euro based on period-end exchange rates. Transaction gains and losses that arise from exchange rate fluctuations are charged to income.

The Group has primarily exposure to the USD, GBP, BRL, PLN and JPY as foreign currency. The exposure on MYR and CZK is limited. There is only a limited portion of turnover in local currency.

If the U.S. dollar (rate for €1) would have appreciated by 10%, the net result would have been € 0.7 million higher, excluding the effect of the cash and term accounts held in U.S. dollars. If the U.S. dollar (rate for €1) would have depreciated by 10%, the net result would have been € 0.6 million lower, excluding the effect of the cash and term accounts held in U.S. dollars.

To limit the exposure to foreign currency rate fluctuations on the U.S. dollar, the Group has entered into currency rate swaps. As of December 31, 2024 the Group had hedge agreements in place for $ 10.3 million, all maturing before year-end 2025. We refer to note 20 for the related fair value of these derivatives.

Inflation risk

We transact business globally and are subject to risks associated with fluctuating inflation. The risk exists that, if inflation increases our costs of remuneration, materials, services, energy, and capital expenditures, we may not be able to offset such costs fully by increasing our selling prices. As such, in a high inflationary environment, our results of operations and financial condition may be adversely affected.

Liquidity risk

The liquidity risk is that the Group may not have sufficient cash to meet its payment obligations. This risk is countered by day-by-day liquidity management at the corporate level. The Group has historically entered into financing and lease agreements with financial institutions to finance significant projects and certain working capital requirements. At December 31, 2024, we held cash and cash equivalents of € 102.3 million, while €13.0 million of our € 41.3 million gross debt was short term. At December 31, 2024, we had an undrawn credit line of € 50 million as more fully described in Note 15 to the consolidated financial statements.

The range of contracted obligations are as follows (incl. interest):

	Less than 1			More than 5
in 000€	year	2 to 3 years	4-5 years	years	Total
At December 31, 2024
Loans & borrowings	10,953	14,966	3,637	5,384	34,940
Lease liabilities	2,931	3,657	1,601	236	8,425
Trade payables	23,348	—	—	—	23,348
Other liabilities	503	—	—	—	503
Total	37,735	18,623	5,238	5,620	67,216

	Less than 1			More than 5
	year	2 to 3 years	4-5 years	years	Total
At December 31, 2023
Loans & borrowings	23,858	19,668	8,257	7,084	58,867
Lease liabilities	2,895	3,010	1,951	876	8,732
Trade payables	21,196	—	—	—	21,196
Other current liabilities	650	315	—	—	965
Total	48,599	22,993	10,208	7,960	89,760

	Less than 1			More than 5
	year	2 to 3 years	4-5 years	years	Total
At December 31, 2022
Loans & borrowings	18,156	35,131	15,017	8,627	76,931
Lease liabilities	3,080	2,725	1,289	1,425	8,519
Trade payables	23,230	—	—	—	23,230
Other current liabilities	339	—	—	—	339
Total	44,805	37,856	16,306	10,052	109,019

Interest rate risk

Although the Group mainly has loans outstanding with a fixed interest rate, some of the loans have been contracted with variable interest rates. The most significant loans with variable interest rates have been secured by means of a variable to fixed interest rate swap. We therefore believe that the Group is not subject to immediate changes in interest rates.

Credit risk

Credit risk is the risk that third parties may not meet their contractual obligations resulting in a loss for the Group. The Group is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, which are mainly deposits with financial institutions. The Group limits this exposure by contracting with credit-worthy business partners or with financial institutions which meet high credit rating requirements. In addition, the portfolio of receivables is monitored on a continuous basis.

Trade receivables and contracts in progress

Customer credit risk is managed by each business unit subject to the Group’s established policy, procedures and controls relating to customer credit risk management.

An impairment analysis is performed at each reporting date per company and using a provision matrix per company to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by legal entity).

The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Generally, trade receivables are written-off if past due for more than one year and are not subject to enforcement activity. The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets at amortized cost or fair value through OCI as disclosed in Note 20. The Group does not hold collateral as security.

The Group evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.

Set out below is the information about the credit risk exposure on the Group’s trade receivables using a provision matrix:

			Less than 30				More than
in 000€	Total	Non-due	days	31-60 days	61-90 days	91-180 days	181 days
December 31, 2024	53,052	41,934	6,683	1,294	825	2,058	258
December 31, 2023	52,698	41,895	7,053	1,213	983	935	619
December 31, 2022	51,043	41,764	5,451	2,212	656	458	502

Capital management

The primary objective of the Group’s shareholders’ capital management strategy is to ensure it maintains healthy capital ratios to support its business and maximize shareholder value. Capital is defined as the Group shareholder’s equity.

The Group consistently reviews its capital structure and makes adjustments in light of changing economic conditions. The Group made no changes to its capital management objectives, policies or processes during the years ended December 31, 2024, 2023 and 2022.